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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 23, 2004

                                   DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                     001-11077                22-2722773
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     (State or Other                 (Commission              (IRS Employer
Jurisdiction of Formation)           File Number)         Identification Number)


                       2500 YORK ROAD, JAMISON, PA  18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events and Required FD Disclosure

On April 23, 2004, Mr. John P. Boyle, Vice President, Secretary and Chief Accounting Officer of DVI, Inc., resigned effective April 30, 2004, to pursue a new professional opportunity.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      DVI, INC.

                                                      By:  /s/ Mark E. Toney
                                                         ---------------------
                                                           Mark E. Toney
                                                           President & CEO

Dated: April 29, 2004